Schedule of Assets Acquired Through Business Combination at Fair Value (Detail) (Orko Silver Corporation [Member], USD $) In Thousands, unless otherwise specified	Apr. 16, 2013
Orko Silver Corporation [Member]
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Assets [Abstract]
Cash	$ 3,487
Other current assets	635
Mineral interests	408,352
Other assets	322
Total assets acquired	$ 412,796